SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          July 24, 2003
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEBRASKA                   1-11515                  47-0658852
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                           68154
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
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Item 7.  Financial Statements and Exhibits:


(c)      Exhibits

         Exhibit 99.1          Press release dated July 24, 2003

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12):

         On July 24, 2003, the Registrant issued its earnings release for the three and six months ended June 30, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

         The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operation and Financial Condition."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          COMMERCIAL FEDERAL CORPORATION
                                          (Registrant)


Date: July  24, 2003                     /s/ David S. Fisher
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                                         David S. Fisher
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Duly Authorized Officer)